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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A
                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 31, 2005

                        WARP TECHNOLOGY HOLDINGS, INC.
              (Exact Name of Registrant as Specified in Charter)

        Nevada                       000-33197                  88-0467845
------------------------      ---------------------       ----------------------
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                              Identification
                                                                  Number)

              151 Railroad Avenue, Greenwich, Connecticut 06830

                   (Address of Principal Executive Offices)

                                (203) 422-2950
                                --------------

             (Registrant's Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS REPORT AMENDS THE CURRENT REPORT ON FORM 8-K FILED BY THE REGISTRANT ON
FEBRUARY 4, 2005 BY ADDING THE FOLLOWING:


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of business acquired.

     As reported in its Current Report on Form 8-K filed February 4, 2005, Warp Technology Holdings, Inc. ("Warp" or the "Company') completed the acquisition of all of the membership interests in Gupta Technologies, LLC.

     The financial statements of the acquired business required by this Item have not been included in the initial report. These statements will be filed by an amendment to the initial report, which will be filed within the next 71 calendar days.

     (b) Pro forma financial information.

     The pro forma financial information of the acquired business and the Company required by this Item have not been included in the initial report. This information will be filed by an amendment to the initial report, which will be filed within the next 71 calendar days.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005


Warp Technology Holdings, Inc.


By: /s/ Ernest C. Mysogland
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Name: Ernest C. Mysogland

Title: Executive Vice President,
Chief Legal Officer and Secretary